LB Series Fund, Inc.

Supplement to Prospectus Dated April 30, 2003

  The second paragraph under the heading "All Cap Portfolio" on page 31 of the Prospectus is deleted and replaced with the following paragraph:

  Bahaa W. Fam serves as portfolio manager of the All Cap Portfolio. Mr. Fam has served as the portfolio manager of the All Cap Portfolio since July 1, 2003. He has served as portfolio manager of the Fidelity Focused Stock Fund since October of 2001. He managed the Fidelity Strategic Growth Fund from October 2001 to January 2003. Mr. Fam has been employed by FMR Co. since 1994.

  The references to Christopher Grisanti under the heading "Small Cap Growth Portfolio" on page 31 of the Prospectus are deleted.

  The first sentence under the heading "Mortgage-Backed and Asset-Backed Securities" on page 35 of the Prospectus is deleted and replaced with the following sentence:

Each of the Portfolios may invest in mortgage-backed and asset-backed securities.

  The fourth sentence on the back cover of the Prospectus providing instructions about how to obtain additional information for LB Series Fund, Inc. and its Portfolios is replaced with the following sentence:

You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-847-4836.

The date of this Supplement is July 15, 2003.

Please include this Supplement with your Prospectus.